Putnam
Income
Fund

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* According to Lipper Analytical Services, Putnam Income Fund's class A share total return ranked 9 out of 111 corporate debt A-rated funds for the one-year period ended October 31, 1996, placing the fund in the top 9% in this category.*

* "With increasing signs of moderate economic growth, the markets apparently have become convinced that the Federal Reserve will continue to hold policy steady, at least through November and possibly into next year."

                             -- Barron's, October 7, 1996

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

15     Portfolio holdings

28     Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 10/31/96, class A shares ranked 5 out of 49 and 5 out of 26 funds for 5- and 10-year performance, respectively; class B shares ranked 30 out of 111 and 25 out of 73 funds for 1- and 3-year performance, respectively; class M shares ranked 13 out of 111 funds for 1-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Duration is a concept that few people outside the investment industry fully understand, and most are satisfied when we describe it simply as a measure of a fixed-income portfolio's tendency toward price volatility. The longer the duration, expressed in years, the more sensitive a portfolio is to a given change in interest rates. The shorter the duration, the more stable a portfolio is likely to be.

During the somewhat unsettled bond markets of the fiscal year ended October 31, 1996, Putnam Income Fund's management team spent considerable time managing the fund's duration, playing it out and reeling it in as events warranted.

In the following report, your fund's managers discuss their management of duration and the other factors that contributed to your fund's positive performance in fiscal 1996. Then they offer some insights into prospects for 1997.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Rosemary H. Thomsen
D. William Kohli

After enduring the uncertainty that pervaded bond markets throughout the early part of its fiscal year, Putnam Income Fund rebounded impressively in the second half, resulting in solid competitive performance for the 12 months ended October 31, 1996. Through much of the period, the U.S. economy continued to expand at a steady pace, fueling continued growth in corporate earnings but contributing to investors' fears of inflation. In turn, inflation fears dealt a blow to the U.S. bond market, particularly restraining the performance of Treasury securities for a portion of the year. Nevertheless, your fund was able to weather this brief storm by focusing on high-yield and international securities when market conditions warranted such a strategy. Complete performance information for the fund appears on pages 9 through 11.

* DURATION MANAGEMENT RETURNS TO THE FOREFRONT

After a brief hiatus during the bond market's decline early in calendar 1996, duration management reclaimed its place as a vital contributor to the fund's performance in the second half of the fiscal year. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

Through the first few months of the period, we kept the portfolio's duration relatively long, seeking to enhance the fund's value as long-term interest rates continued to drop. Because bond prices rise as interest rates fall, a longer duration gives the fund the potential to derive greater benefit when long-term rates are in decline. However, greater rewards always entail greater risks; in this case, such a strategy can expose the fund to the negative effects of an interest-rate increase.

When the bond market rally began to dissipate early this year, we believed the prospects for a sustained decline in bond prices seemed remote and initially maintained the portfolio's long duration. However, when the intensity of the market's decline became evident in late February, we shortened duration to protect the fund's value as interest rates climbed. Subsequently, when the bond market regained its footing and rates again headed downward late in the spring, we again extended the portfolio's duration. For the fiscal year as a whole, our duration management strategy was an essential contributor to the fund's performance.

* HIGH-YIELD BONDS MAINTAIN THEIR VIGOR

The sustained growth in the U.S. economy was the primary cause of the bond market's struggles this year. After enjoying calendar 1995's robust economic growth, many investors expected the rate of growth to slow considerably in 1996. As they came to realize that this slowdown might not arrive on its own, they grew increasingly concerned that the Federal Reserve Board would raise interest rates in order to induce it. In fact, the Fed did not raise rates, instead allowing the rate of economic growth to run its course while keeping an eye on inflation. Ultimately, the bond market rebounded.

While steady economic growth can be detrimental to general bond market performance, it typically signifies a favorable environment for high-yield bonds. This was certainly the case during fiscal 1996 as the pace of the economy propelled the domestic high-yield market throughout the year. As the economy thrived, so did corporate profitability. This, in turn, helped to improve the creditworthiness of high-yield bond issuers. Demand for high-yield bonds continued to grow, making them the strongest-performing asset class over the past 12 months. We added to your fund's investments in high-yield bonds when appropriate while ensuring that the average credit quality of bonds in the portfolio remained at the fund's investment-grade standard.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: BOND MARKET PERFORMANCE BY SECTOR*]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/95-10/31/96

First Boston High Yield                 10.5%

Lehman Mortgage Backed                   6.9%

Lehman Corporate Bond                    6.2%

Lehman Aggregate Bond                    5.9%

Salomon World Government Bond            5.4%

Lehman Long-Term Treasury Bond           3.5%

Footnote reads:
*These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. Past performance is not indicative of future results. The indexes may include bonds different from those in the fund. It is not possible to invest in an index.

* INTERNATIONAL BOND MARKETS OFFER REWARDING OPPORTUNITIES

As with the high-yield sector, the fund's investments in international bonds contributed substantially to its performance during the period. In the first six months of the fiscal period, we focused on European government bonds. Specifically, we emphasized higher-yielding markets such as Germany, Italy, and France. Since that time, these and most other European countries have focused their efforts on reining in fiscal budgets in order to gain acceptance in the European Monetary Union
(EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, several nations have driven down both inflation and bond yields. At the same time, as the U.S. bond market struggled, investors who sold Treasuries took advantage of investment opportunities in these flourishing European bond markets. Germany, in particular, enjoyed a rally that pushed its once-steep yields below those of U.S. Treasuries by the end of the period.

During the second half of the period, slow economic growth and improved fiscal management roused bond markets in Canada and Australia. In these countries, yields at the outset of the period were considerably higher than those in the United States. However, as their markets rallied over the course of the year, interest rates in these countries fell precipitously, substantially narrowing the yield spreads relative to U.S. Treasuries and attracting investors.

As the U.S. dollar remained strong relative to major foreign currencies during the period, we hedged a portion of our international bonds back to the dollar in an effort to protect the fund's value from losses due to currency fluctuations.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: CHANGES IN PORTFOLIO COMPOSITION*]

CHANGES IN PORTFOLIO COMPOSITION*
                                       10/31/95     10/31/96
U.S. government and agency obligations     55.4%        48.2%
Corporate bonds                            29.3%        33.5%
Foreign government bonds and notes          8.2%         7.8%
Collateralized mortgage obligations         5.1%         4.3%
Short-term investments                      2.1%         1.2%
Other                                       0.1%         3.3%

Footnote reads:
*Based on net assets as of indicated dates. Holdings will vary over time.

* POSITIVE OUTLOOK FOR U.S. BOND MARKETS

As we head into 1997, economic indicators suggest that the U.S. economy's rate of growth is moderate and that inflation and interest rates are likely to remain at low levels. For investors, this may suggest an environment that's conducive to a healthy domestic bond market. To prepare your fund for this economic scenario, we are maintaining a portfolio duration that's somewhat longer than the industry average. We have invested a portion of the fund's assets in U.S. Treasury securities in the 7- to 10-year maturity range, as we consider these securities likely to benefit from such a slow-growth environment.

In the event that economic growth subsides, it is probable that corporate earnings, which remained sturdy throughout fiscal 1996, may decline moderately. While we believe that the high-yield bond market is resilient enough to remain profitable even as earnings begin to decline, we do not expect high-yield bonds to continue outperforming all other bond categories as dramatically as they did over the past year.

Among international bond markets, we plan to continue to invest in countries whose inflation rates are subsiding. We will also look to take advantage of European markets as progress toward the EMU creates opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                          Class A         Class B            Class M
(inception date)         (11/1/54)       (3/1/93)           (12/14/94)
                         NAV  POP        NAV   CDSC         NAV    POP
------------------------------------------------------------------------
1 year                 6.08%  1.07%    5.32%   0.36%       5.92%   2.43%
-----------------------------------------------------------------------
5 years               51.17   43.97      --      --          --      --
Annual average         8.62    7.56      --      --          --      --
------------------------------------------------------------------------
10 years             133.53  122.36      --      --          --      --
Annual average         8.85    8.32      --      --          --      --
-----------------------------------------------------------------------
Life of class            --      --   23.85   20.94       22.27   18.27
Annual average           --      --    6.00    5.32       11.29    9.34
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS
ENDED 10/31/96

                                      Lehman Bros.
                                       Aggregate            Consumer
                                       Bond Index          Price Index
----------------------------------------------------------------------
1 year                                    5.85 %               2.99%
------------------------------------------------------------------------
5 years                                  44.89                15.21
Annual average                            7.69                 2.87
------------------------------------------------------------------------
10 years                                127.74                43.52
Annual average                            8.58                 3.68
----------------------------------------------------------------------
Life of class B                          25.19                10.62
Annual average                            6.31                 2.79
----------------------------------------------------------------------
Life of class M                          22.68                 5.74
Annual average                           11.24                 3.02
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 10/31/86

Starting value                (Insert ending Total)

$9,525             Fund's class A shares at POP          $22,236
$10,000            Lehman Aggregate Bond Index           $22,774
$10,000            Consumer Price Index                  $14,352

(plot points for 10-year total return mountain chart)

                            Lehman Agg.
Date/year  Fund at POP      Bond Index         CPI
---------  -----------      ----------      ------
10/31/86         9,525          10,000      10,000
10/31/87         9,587          10,236      10,453
10/31/88        11,031          11,409      10,898
10/31/89        12,210          12,766      11,387
10/31/90        12,461          13,572      12,103
10/31/91        14,709          15,719      12,457
10/31/92        16,453          17,264      12,856
10/31/93        18,817          19,314      13,209
10/31/94        18,035          18,605      13,554
10/31/95        20,961          21,516      13,935
10/31/96        22,236          22,774      14,352

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 3/1/93 would have been valued at $12,385 on 10/31/96 ($12,094 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/14/94 would have been valued at $12,227 at net asset value on 10/31/96 ($11,827 at public offering price).

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                         Class A          Class B              Class M
(inception date)        (11/1/54)        (3/1/93)            (12/14/94)
                      NAV     POP      NAV     CDSC        NAV      POP
------------------------------------------------------------------------
1 year              5.34%     0.33%    4.44%  (0.48)%       5.03%  1.68%
-----------------------------------------------------------------------
5 years            50.04     42.84       --      --            --    --
Annual average      8.45      7.39       --      --            --    --
-----------------------------------------------------------------------
10 years          131.02    119.93       --      --            --    --
Annual average      8.73      8.20       --      --            --    --
-----------------------------------------------------------------------
Life of class         --        --    21.15   18.28         19.55 15.64
Annual average        --        --     5.49    4.79         10.43  8.41
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                            Class A            Class B          Class M
-----------------------------------------------------------------------
Distributions (number)         12                 12               12
----------------------------------------------------------------------
Income                      $0.460             $0.409           $0.448
----------------------------------------------------------------------
Total                       $0.460             $0.409           $0.448
-----------------------------------------------------------------------
Share value:               NAV   POP          NAV   NAV            POP
-----------------------------------------------------------------------
10/31/95                 $7.07    $7.42     $7.04    $7.04       $7.28
-----------------------------------------------------------------------
10/31/96                  7.02     7.37      6.99     6.99        7.22
-----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current dividend rate1    6.32%    6.02%     5.67%    6.18%       5.98%
-----------------------------------------------------------------------
Current 30-day SEC yield2 6.27     5.97      5.52     5.99        5.80
-----------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is an unmanaged list of investment-grade bonds.

First Boston High Yield Index* is a market-weighted index including publicly traded bonds rated below BBB by Standard & Poor's and Moody's.

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate, non-convertible, investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

Lehman Brothers Mortgage-Backed Securities Index* is an unmanaged list of GNMA bonds.

Salomon Brothers World Government Bond Index* is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage commissions or other costs. Securities in the fund do not match those in the indexes and performance in the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

*                  Formerly Natural Resources Fund

+                  Formerly Overseas Growth Fund

[DBL. DAGGER]      Formerly OTC Emerging Growth Fund

[SECTION MARK]     Not available in all states.

**                 Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGGERS]  Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 16, 1996




Portfolio of investments owned
October 31, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (48.2%)*
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
                   Federal National Mortgage Association pass-through certificates
         $449,558  11s, with various due dates from August 1, 2013 to October 1, 2015                        $ 508,281
        3,242,541  8s, December 1, 2008                                                                      3,404,863
       47,417,183  7s, with various due dates from July 1, 2023 to May 1, 2026                              46,512,986
       24,077,882  6s, Dwarfs, with various due dates from January 1, 2009 to October 1, 2010               23,197,359
       14,100,000  Federal National Mortgage Association 5.94s, December 12, 2005                           13,452,246
                   Government National Mortgage Association pass-through certificates
          447,192  11s, Graduated Payment Mortgages (GPM) with various due dates from
                   December 15, 2009 to October 15, 2013                                                       500,238
          429,969  9s, with various due dates from October 15, 2004 to May 15, 2009                            460,873
           52,330  7 1/2s, January 15, 2024                                                                     52,494
       82,918,371  7s, with various due dates from May 15, 2024 to June 15, 2026                            81,311,479
       20,811,052  6 1/2s, with various due dates from November 15, 2025 to May 15, 2026                    19,893,928
       11,231,151  6 1/2s, Midgets, with various due dates from
                   December 15, 2008 to November 15, 2009                                                   11,083,699
       11,795,907  6s, Midgets, with various due dates from July 15, 2008 to June 15, 2009                  11,460,448
                   U.S. Treasury Bonds
       38,900,000  11 7/8s, November 15, 2003#                                                              51,171,783
       27,835,000  11 5/8s, November 15, 2004                                                               37,029,179
       68,270,000  10 3/4s, August 15, 2005                                                                 88,185,724
       62,380,000  8 1/8s, August 15, 2019                                                                  72,272,844
       21,887,000  7 1/2s, November 15, 2024                                                                24,007,194
       22,829,000  7 1/8s, February 15, 2023                                                                23,874,112
                   U.S. Treasury Notes
       48,235,000  9 1/4s, August 15, 1998                                                                  51,076,524
       44,140,000  7 1/2s, May 15, 2002                                                                     46,960,987
        7,365,000  7 1/4s, August 15, 2004                                                                   7,794,232
        7,675,000  6 1/2s, August 15, 2005                                                                   7,755,357
        9,210,000  6 1/2s, May 31, 2001                                                                      9,361,136
       64,715,000  6 3/8s, August 15, 2002                                                                  65,453,398
       41,130,000  6 1/4s, April 30, 2001                                                                   41,406,394
                                                                                                        --------------
                   Total U.S. Government and Agency Obligations  (cost $740,079,391)                       738,187,758

CORPORATE BONDS AND NOTES  (33.5%)*
PRINCIPAL AMOUNT                                                                                                 VALUE

Advertising (--%)
----------------------------------------------------------------------------------------------------------------------
          $50,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                            52,000
           60,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                            59,700
          375,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                         371,250
                                                                                                        --------------
                                                                                                               482,950

Aerospace and Defense  (0.8%)
----------------------------------------------------------------------------------------------------------------------
          950,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                                    1,035,500
          650,000  BE Aerospace sr. notes 9 3/4s, 2003                                                         672,750
        1,000,000  Howmet Corp. 144A sr. sub. notes 10s, 2003                                                1,075,000
        9,200,000  Northrop Gruman Corp. 144A notes 7s, 2006                                                 9,115,544
          500,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                          497,500
          750,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                                    802,500
                                                                                                        --------------
                                                                                                            13,198,794

Agriculture  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          400,000  Agco Corp. sr. sub. notes 8 1/2s, 2006                                                      404,000
          485,097  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003(2 double daggers)                     492,374
                                                                                                        --------------
                                                                                                               896,374

Automotive  (0.5%)
----------------------------------------------------------------------------------------------------------------------
          500,000  Aftermarket Technology Corp. Ser. D, sr. sub. notes 12s, 2004                               550,000
          250,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                       275,000
          245,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                                248,675
        6,245,000  Daimler-Benz med. term notes 7 3/8s, 2006                                                 6,421,484
          350,000  Key Plastics Corp. sr. notes 14s, 1999                                                      360,500
          525,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          559,125
          105,000  Speedy Muffler King, Inc. company guaranty 10 7/8s, 2006                                    107,625
                                                                                                        --------------
                                                                                                             8,522,409

Banks  (5.0%)
----------------------------------------------------------------------------------------------------------------------
        4,500,000  ABN AMRO Bank N.V. sub. notes 7.55s, 2006 (Netherlands)                                   4,698,360
       11,105,000  Advanta National Bank sr. notes 7.02s, 2001                                              11,153,562
        6,320,000  Bangkok Bank Public Co. 144A sub. notes 8 1/4s, 2016 (Thailand)                           6,432,559
          215,000  Berkeley Federal Bank & Trust sub. deb. 12s, 2005                                           234,350
          450,000  Centerbank sub. notes 8 3/8s, 2002                                                          481,500
          750,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                        785,625
       10,500,000  Citicorp sub. notes 7 1/8s, 2005                                                         10,642,800
        8,325,000  Den Danske Bank sub. notes 6.55s, 2003 (Denmark)                                          8,154,421
        2,340,000  First National Bank of Omaha sub. notes 7.32s, 2010                                       2,290,790
           45,000  First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003                                  47,250
          750,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                                       735,000
        8,500,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                               8,786,875
        6,500,000  Scotland International Finance 144A sub. notes 8.85s, 2006 (Netherlands)                  7,321,665
        5,000,000  Society Bank & Trust notes 12 1/2s, 1999                                                  5,768,750
        8,445,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                            8,789,809
                                                                                                        --------------
                                                                                                            76,323,316

Basic Industrial Products  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          125,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                               125,000
        1,000,000  Inter-City Products sr. notes 9 3/4s, 2000                                                  995,000
           75,000  Mettler Toledo, Inc. company guaranty 9 3/4s, 2006                                           76,500
          425,000  Owens Illinois, Inc. sr. sub. notes 9 3/4s, 2004                                            440,938
                                                                                                        --------------
                                                                                                             1,637,438

Broadcasting  (0.5%)
----------------------------------------------------------------------------------------------------------------------
          675,000  Allbritton Communications Corp. 144A  sr. sub. notes Ser. B, 9 3/4s, 2007                   634,500
          800,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                         800,000
          500,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                                542,500
        1,150,000  Chancellor Broadcasting Co. sr. sub. notes 9 3/8s, 2004                                   1,115,500
          800,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                   (13 1/4s, 5/1/98), 2003++                                                                   832,000
           65,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                               65,650
        1,105,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                                   1,127,100
          460,000  Park Broadcasting, Inc. sr. notes Ser. B, 11 3/4s, 2004                                     531,300
          350,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                               357,000
        1,000,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                        1,002,500
                                                                                                        --------------
                                                                                                             7,008,050

Building and Construction  (0.3%)
----------------------------------------------------------------------------------------------------------------------
        1,105,000  American Standard, Inc. deb. 9 1/4s, 2016                                                 1,135,388
          420,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                                452,025
          750,000  Schuller International Corp. sr. notes 10 7/8s, 2004                                        825,000
          975,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                           979,875
          745,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                                              782,250
                                                                                                        --------------
                                                                                                             4,174,538

Business Equipment and Services  (0.2%)
----------------------------------------------------------------------------------------------------------------------
          750,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                                 750,000
           90,000  Iron Mountain, Inc. sr. sub. notes 10 1/8s, 2006                                             92,250
          500,000  Lamar Advertising Co. sr. secd. notes 11s, 2003                                             560,000
          135,000  Outsourcing Solutions, Inc. 144A sr. sub. notes 11s, 2006                                   138,038
          200,000  Pierce Leahy Corp. sr. sub. notes 144A 11 1/8s, 2006                                        214,000
          650,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                  711,750
                                                                                                        --------------
                                                                                                             2,466,038

Cable Television  (1.0%)
----------------------------------------------------------------------------------------------------------------------
          200,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                        180,000
          750,000  Cablevision Systems Corp. sr. sub. reset deb. 10 3/4s, 2004                                 761,250
        8,400,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                                       9,450,000
        1,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero %
                   (11 3/4s, 12/15/00), 2005++                                                                 657,500
        1,000,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                             1,025,000
        1,000,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                         912,500
        1,000,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon zero %
                   (13 1/2s, 8/1/99), 2004++                                                                   767,500
          200,000  Rogers Cablesystem Ltd. deb. 10 1/8s, 2012 (Canada)                                         198,000
          475,000  Rogers Cablesystem Ltd. notes 9 5/8s, 2002 (Canada)                                         484,500
        1,285,000  Telewest Communications PLC deb. stepped-coupon zero %
                   (11s, 10/1/00), 2007 (United Kingdom)++                                                     819,188
          770,000  Videotron Holdings. sr. disc. notes stepped-coupon zero %
                   (11s, 8/15/05), 2005 (United Kingdom)++                                                     558,250
                                                                                                        --------------
                                                                                                            15,813,688

Chemicals  (0.6%)
----------------------------------------------------------------------------------------------------------------------
        1,050,000  Arcadian Partner sr. notes 10 3/4s, 2005                                                  1,155,000
          110,000  Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006                                   111,238
          725,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                                761,250
          750,000  IMC Fertilizer Group, Inc. deb. 9.45s, 2011                                                 855,000
        3,335,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                             3,650,758
        2,635,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s, 2006 (Chile)                     2,697,581
          110,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                                       116,875
          500,000  Union Carbide Global Enterprises sr. sub. notes Ser. B, 12s, 2005                           570,000
                                                                                                        --------------
                                                                                                             9,917,702

Computer Services and Software (-%)
----------------------------------------------------------------------------------------------------------------------
          375,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                        380,625

Conglomerates  (0.2%)
----------------------------------------------------------------------------------------------------------------------
          500,000  ADT Ltd. sr. sub. notes 9 1/4s, 2003                                                        526,250
        1,100,000  Congoleum Corp. sr. notes 9s, 2001                                                        1,089,000
          750,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                                750,000
                                                                                                        --------------
                                                                                                             2,365,250

Consumer Durable Goods (--%)
----------------------------------------------------------------------------------------------------------------------
          110,000  Rayovac Corp. 144A sr. sub. notes 10 1/4s, 2006                                             110,550
          335,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                                   355,100
                                                                                                        --------------
                                                                                                               465,650

Consumer Non Durables  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          105,000  E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                                        107,756
          800,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               816,000
                                                                                                        --------------
                                                                                                               923,756

Consumer Services  (0.2%)
----------------------------------------------------------------------------------------------------------------------
          500,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                         550,000
          850,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                              913,750
          750,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                          731,250
          750,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                                630,000
          200,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                          205,000
                                                                                                        --------------
                                                                                                             3,030,000

Electronics and Electrical Equipment  (0.2%)
----------------------------------------------------------------------------------------------------------------------
        1,500,000  Amphenol Corp. sr. notes 10.45s, 2001                                                     1,618,800
          180,298  Cirent Semiconductor, Inc. sr. sub. notes 10.22s, 2002                                      180,298
        1,005,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon
                   zero % (11 1/2s, 8/15/00), 2003 (Canada)++                                                  613,050
                                                                                                        --------------
                                                                                                             2,412,148

Entertainment  (1.4%)
----------------------------------------------------------------------------------------------------------------------
          440,000  Cinemark USA, Inc. 144A sr. sub. notes 9 5/8s, 2008                                         433,400
        1,600,000  Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998                             592,000
        1,500,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                           1,623,750
        1,750,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005++                                                                1,575,000
       11,560,000  Time Warner Entertainment Co. deb. 7 1/4s, 2008                                          11,266,838
        3,450,000  Time Warner, Inc. notes 8 7/8s, 2012                                                      3,754,808
          750,000  Trump A.C. 1st. mtge. 11 1/4s, 2006                                                         708,750
        1,000,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                    1,160,000
          600,000  Viacom International, Inc. sub. deb. 8s, 2006                                               561,000
                                                                                                        --------------
                                                                                                            21,675,546

Food Chains  (0.4%)
----------------------------------------------------------------------------------------------------------------------
        6,130,000  Kroger Co. sr. notes 8.15s, 2006                                                          6,372,442

Food and Beverages  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          525,000  Canandaigua Wine sr. sub. notes 8 3/4s, 2003                                                496,125
          330,000  Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003                                       316,800
        1,000,000  Stater Brothers sr. notes 11s, 2001                                                       1,057,500
                                                                                                        --------------
                                                                                                             1,870,425

Health Care  (0.7%)
----------------------------------------------------------------------------------------------------------------------
        4,660,000  Columbia Healthcare Corp. deb. 8.36s, 2024                                                5,200,374
          115,000  Genesis Health Ventures, Inc. 144A sr. sub. notes 9 1/4s, 2006                              114,713
        1,150,000  Integrated Health Services sr. sub. notes 10 3/4s, 2004                                   1,213,250
        2,060,000  Ivac Corp. sr. notes 9 1/4s, 2002                                                         2,085,750
        1,275,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                        1,335,563
          370,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              344,100
          350,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                               370,125
                                                                                                        --------------
                                                                                                            10,663,875

Insurance and Finance  (3.9%)
----------------------------------------------------------------------------------------------------------------------
        4,205,000  Abbey National PLC sub. notes 7.35s, 2049 (United Kingdom)                                4,271,691
          175,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                176,750
          750,000  AIM Management Group sr. secd. notes 9s, 2003                                               783,750
        3,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                                   4,225,375
        1,150,000  American Life Holding Co. sr. sub. notes 11 1/4s, 2004                                    1,308,125
        5,260,000  Conseco, Inc. sr. notes 10 1/2s, 2004                                                     6,217,688
        1,085,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                               1,090,425
        1,090,000  Discover Credit Corp. med. term notes 9.07s, 2012                                         1,274,395
        3,170,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                     3,197,008
       10,810,000  Ford Motor Credit Corp. notes 8.2s, 2002                                                 11,558,160
          200,000  Intertek Finance PLC 144A sr. sub notes 10 1/4s, 2006                                       203,000
          750,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                                           806,250
          895,000  MCII Holding (USA), Inc. 144A bonds zero % (15s, 12/1/99), 2002++                           724,950
          130,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                   137,800
          155,000  Olympic Financial Ltd. sr. notes 13s, 2000                                                  172,050
        5,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                                5,524,000
          475,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                                    486,875
          750,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                            765,000
        6,255,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                              6,514,520
        9,055,000  Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                                                  9,239,360
          900,000  Van Kampen Merritt sr. notes 9 3/4s, 2003                                                   963,000
                                                                                                        --------------
                                                                                                            59,640,172

Medical Supplies and Devices  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          900,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                     972,000
          400,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B, 10 3/4s, 2000                       404,000
                                                                                                        --------------
                                                                                                             1,376,000

Metals and Mining  (1.0%)
----------------------------------------------------------------------------------------------------------------------
        1,000,000  Ispat Mexicana, SA 144A deb. 10 3/8s, 2001 (Mexico)                                       1,005,000
        6,770,000  Noranda, Inc. notes 7s, 2005 (Canada)                                                     6,663,643
        6,100,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                                  6,655,771
          200,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                                  208,000
          250,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s, 2006 (Canada)                                257,500
                                                                                                        --------------
                                                                                                            14,789,914

Oil and Gas  (3.5%)
----------------------------------------------------------------------------------------------------------------------
          500,000  Benton Oil & Gas Corp. 144A sr. notes 11 5/8s, 2003                                         550,000
          160,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                             171,000
           70,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                                70,175
          125,000  Flores & Rucks Corp. sr. sub. notes 9 3/4s, 2006                                            128,281
          195,000  Forcenergy, Inc. sr. sub. notes 9 1/2s, 2006                                                198,413
        5,565,000  Gulf Canada Resources Ltd. sr. notes 8.35s, 2006 (Canada)                                 5,745,863
          170,000  Kelley Oil & Gas Corp. 144A sr. sub. notes 10 3/8s, 2006                                    169,575
          250,000  Maxus Energy Corp. notes 9 7/8s, 2002                                                       255,000
        1,002,000  Maxus Energy Corp. notes 9 1/2s, 2003                                                       996,990
          250,000  Maxus Energy Corp. notes 9 3/8s, 2003                                                       252,500
        6,600,000  ONEOK, Inc. deb. 9.7s, 2019                                                               7,278,810
        9,832,000  Parker & Parsley Petro Co. sr. notes 8 7/8s, 2005                                        10,935,839
       12,500,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                                  14,968,750
        1,745,000  Petroliam Nasional Berhad 144A notes 7 5/8s, 2026 (Malaysia)                              1,765,556
        8,245,000  Petroliam Nasional Berhad 144A notes 7 1/8s, 2005 (Malaysia)                              8,340,395
          500,000  Transcontinental Gas Pipe Line Corp. deb. 9s, 1996                                          500,335
          750,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                          795,000
          750,000  Triton Energy sr. sub. disc. notes stepped-coupon zero %
                   (9 3/4s, 12/15/96), 2000++                                                                  765,000
                                                                                                        --------------
                                                                                                            53,887,482

Packaging and Containers  (0.1%)
----------------------------------------------------------------------------------------------------------------------
        1,250,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                         1,343,750
           80,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                                                 82,600
          155,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                                 159,263
          125,000  US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                                              128,750
                                                                                                        --------------
                                                                                                             1,714,363

Paper and Forest Products  (0.4%)
----------------------------------------------------------------------------------------------------------------------
        1,500,000  Doman Industries Ltd. sr. notes 8 3/4s, 2004 (Canada)                                     1,410,000
          455,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                                     482,300
          225,000  Rainy River Forest Products sr. notes 10 3/4s, 2001 (Canada)                                243,563
        1,425,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                      1,439,250
          100,000  Repap New Brunswick FRN 8.875s, 2000 (Canada)                                                98,750
          750,000  Stone Consolidated Corp. sr. notes 10 1/4s, 2000                                            793,125
        1,000,000  Stone Container Corp. 144A sr. notes 11 7/8s, 2016                                        1,055,000
                                                                                                        --------------
                                                                                                             5,521,988

Publishing  (0.8%)
----------------------------------------------------------------------------------------------------------------------
        1,500,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                               1,601,250
       11,600,000  News America Hldgs, Inc. deb. 7.7s, 2025                                                 11,090,412
                                                                                                        --------------
                                                                                                            12,691,662

REITs (Real Estate Investment Trust)  (1.3%)
----------------------------------------------------------------------------------------------------------------------
        3,290,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006                               3,132,080
        8,525,000  Meditrust med. term notes 7.3s, 2006                                                      8,328,840
        1,250,000  Prime Hospitality Corp. 1st mtge. 9 1/4s, 2006                                            1,242,188
        5,705,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                                              5,805,009
        1,000,000  Tanger Properities Ltd. Partnership Gtd. notes 8 3/4s, 2001                               1,006,140
                                                                                                        --------------
                                                                                                            19,514,257

Recreation  (0.6%)
----------------------------------------------------------------------------------------------------------------------
          130,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                               133,900
          645,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                                   619,200
          500,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000+                                         350,000
          750,000  Bally Park Place Funding 1st mtge. 9 1/4s, 2004                                             819,375
          655,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                671,375
          230,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                                 233,450
          500,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002                                    537,500
          750,000  Empress River Casino sr. notes 10 3/4s, 2002                                                802,500
        1,000,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                                 982,500
          550,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                              522,500
        1,000,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                                    980,000
          750,000  Mohegan Tribal, Gaming Auth. sr. secd. notes Ser. B, 13 1/2s, 2002                          956,250
        1,000,000  Players International, Inc. sr. notes 10 7/8s, 2005                                         990,000
                                                                                                        --------------
                                                                                                             8,598,550

Retail  (1.8%)
----------------------------------------------------------------------------------------------------------------------
          720,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                                     741,600
        5,585,000  Federated Department Stores, Inc.  sr. notes 8 1/2s, 2003                                 5,817,671
          750,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                                            759,375
          485,000  Loehmanns Holdings, Inc. sr. notes 11 7/8s, 2003                                            514,100
        5,000,000  May Department Stores Co. notes 9 1/2s, 2021                                              5,914,750
        1,200,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                1,269,000
          450,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                                       466,875
        8,000,000  Sears, Roebuck & Co. med. term notes 9.1s, 2012                                           9,434,640
        1,500,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                                       1,200,000
          500,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                   366,250
          750,000  Waban, Inc. sr. sub. notes 11s, 2004                                                        798,750
                                                                                                        --------------
                                                                                                            27,283,011

Specialty Consumer Products  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          750,000  Coty, Inc. Gtd. sr. sub. notes 10 1/4s, 2005                                                795,000
          175,000  Genesco, Inc. sr. notes 10 3/8s, 2003                                                       174,563
          500,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                                  532,500
                                                                                                        --------------
                                                                                                             1,502,063

Telecommunications  (1.7%)
----------------------------------------------------------------------------------------------------------------------
        9,225,000  360 Communications Co. sr. notes 7 1/2s, 2006                                             9,140,591
        1,500,000  Arch Communications Group sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/15/01), 2008++                                                           825,000
        1,750,000  Call-Net Enterprises sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/1/99), 2004++                                                                1,373,750
        2,310,000  Dial Call Communication, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (10 1/4s, 12/15/98), 2005++                                                1,443,750
          500,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                             543,750
          150,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                             148,500
        1,360,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01), 2006++                  768,400
        1,500,000  Intermedia Communications of Florida, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/2s, 5/15/01), 2006++                                                           915,000
          400,000  Intermedia Communications of Florida Inc. sr. notes Ser. B, 13 1/2s, 2005                   453,000
        3,060,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B, zero %
                   (11 1/2s, 2/01/01), 2006++                                                                1,836,000
        4,100,000  MFS Communications sr. disc. notes stepped-coupon zero %
                   (8 7/8s, 1/1/01), 2006++                                                                  2,900,750
          835,000  MFS Communications sr. disc. notes stepped-coupon zero %
                   (9 3/8s, 1/15/99), 2004++                                                                   709,750
          500,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 6/01/00), 2006 (Luxembourg)++                                                     283,750
        1,000,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                   1,015,000
        1,800,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (9 3/4s, 2/15/99), 2004++                                                                 1,143,000
          710,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                                                717,100
          330,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004                                       333,300
          450,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                                          445,500
          800,000  Pricellular Wireless Corp. 144A sr. notes 10 3/4s, 2004                                     806,000
        1,285,000  Teleport Communications Group Inc. sr. disc. notes stepped-coupon zero %
                   (11 1/8s, 7/1/01), 2007++                                                                   822,400
          350,000  Wireless One, Inc. sr. notes 13s, 2003                                                      355,250
                                                                                                        --------------
                                                                                                            26,979,541

Textiles  (0.1%)
----------------------------------------------------------------------------------------------------------------------
          410,000  Polysindo International Finance company guaranty 11 3/8s, 2006 (Indonesia)                  434,600
          450,000  Tultex Corp. sr. notes 10 5/8s, 2005                                                        473,400
                                                                                                        --------------
                                                                                                               908,000

Tobacco  (0.1%)
----------------------------------------------------------------------------------------------------------------------
        2,420,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                                      2,395,243

Transportation  (1.1%)
----------------------------------------------------------------------------------------------------------------------
          200,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                                          207,000
        8,705,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                           8,334,080
          975,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                           955,500
          400,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                                        418,000
          645,000  International Shipholding Corp. sr. notes 9s, 2003                                          643,388
        5,465,000  Southwest Airlines Co. deb. 7 7/8s, 2007                                                  5,669,774
          500,000  Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                           516,250
                                                                                                        --------------
                                                                                                            16,743,992

Utilities  (4.5%)
----------------------------------------------------------------------------------------------------------------------
        6,565,000  California Energy Corp. disc. notes stepped-coupon zero %
                   (10 1/4s, 1/15/97), 2005++                                                                6,729,125
        5,541,000  Citizens Utilities Co. bonds 7.68s, 2034                                                  6,175,832
        2,040,000  Connecticut Light & Power 1st mtge. 7 7/8s, 2001                                          2,079,413
        6,835,000  Connecticut Yankee mtge. Ser. A, 12s, 2000                                                7,021,390
        7,865,000  EIP Funding-Public Service Co. of New Mexico deb. 10 1/4s, 2012                           8,722,285
          750,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                           775,223
       10,850,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                      10,897,523
          599,000  First PV Funding deb. 10.15s, 2016                                                          637,935
           90,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)                             90,113
        4,893,085  Midland Cogeneration Ventures deb. 10.33s, 2002                                           5,174,438
          475,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                            521,374
          900,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                                      819,000
          100,000  Texas New Mexico Power deb. 12 1/2s, 1999                                                   109,480
        8,120,000  Texas New Mexico Power Utilities 1st mtge. 9 1/4s, 2000                                   8,495,875
       10,800,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                   10,858,212
                                                                                                        --------------
                                                                                                            69,107,218
                                                                                                        --------------
                   Total Corporate Bonds and Notes  (cost $501,209,152)                                    513,254,470


FOREIGN GOVERNMENT BONDS AND NOTES  (7.8%)*
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
AUD     9,990,000  Australia (Government of) bonds 10s, 2006                                                 9,269,886
AUD    13,300,000  Australia (Government of) bonds Ser. 803, 9 1/2s, 2003                                   11,783,432
CAD    26,530,000  Canada (Government of) deb. Ser. A-76, 9s, 2025                                          24,423,218
FRF    91,330,000  France (Government of) OAT deb. 7 1/4s, 2006                                             19,507,188
USD    13,055,000  Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                                          12,460,345
USD     8,600,000  Quebec (Province of) deb. 13s, 2013                                                       9,990,018
USD    23,595,000  Russia (Government of) principal loan 8s, 2020+##                                        12,593,831
GBP    11,625,000  United Kingdom Treasury notes 7s, 2001                                                   18,730,894
                                                                                                        --------------
                   Total Foreign Government Bonds and Notes  (cost $116,502,438)                           118,758,812

COLLATERALIZED MORTGAGE OBLIGATIONS  (4.3%)*
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
       $3,926,182  Chase Mortgage Finance Corp. Ser. 93-3, Class B13, 7.457s                                 2,457,544
                   Housing Securities Inc.
        3,416,641  Ser. 91-B, Class B6, 9s, 2006                                                             3,423,047
        2,605,516  Ser. 93-F, Class F9M2, 7s, 2023                                                           2,409,289
          642,091  Ser. 93-J, Class J4, 6.66s, 2009                                                            555,609
          305,757  Ser. 93-J, Class J5, 6.66s, 2009                                                            219,763
          508,342  Ser. 94-1, Class AB1, 6 1/2s, 2009                                                          433,679
        2,324,265  Prudential Home Loan Corp. Ser. 92-25, Class B3, 8s, 2022 +                               2,022,110
                   Prudential Home Mortgage Securities
        2,511,684  Ser. 92-13, Class B3, 7 1/2s, 2007                                                        2,270,719
        3,222,855  Ser. 93-36, Class M, 7 1/4s, 2023                                                         3,098,976
        3,346,825  Ser. 93-31, Class B2, 6s, 2000                                                            2,699,423
                   Prudential Home Mortgage Securities 144A
          681,767  Ser. 94-31, Class B3, 8s, 2009                                                              621,793
          436,706  Ser. 94-31, Class B4, 8s, 2009                                                              355,847
        6,978,455  Ser. 93-B, Class 5B, 7.836s, 2023                                                         4,693,011
       10,033,475  Ser. 95-C, Class 1B1, 7.681s, 2001                                                       10,049,152
        3,970,212  Ser. 93-E, Class 5B, 7.394s, 2023                                                         2,423,070
        7,858,307  Ser. 93-D, Class 2B, 7.108s, 2023                                                         7,308,226
        7,581,987  Ser. 94-A, Class 4B, 6.8s, 2024                                                           6,854,591
        2,135,888  Ser. 94-D, Class 3B, 6.311s, 2009                                                         2,005,065
        2,542,161  Ser. 94-D, Class 4B, 6.31s, 2009                                                          2,123,499
        8,664,708  Securitized Asset Sales, Inc. Ser. 93-J, Class 2B, 6.807s, 2023                           7,957,993
        1,398,084  Travelers Mortgage Securities Corp. coll. oblig.
                   Ser. 1, Class Z2, 12s, 2014                                                               1,612,603
                                                                                                        --------------
                   Total Collateralized Mortgage Obligations  (cost $62,414,566)                            65,595,009

BRADY BONDS  (2.7%)*
PRINCIPAL AMOUNT                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------
      $19,208,000  Argentina (Republic of) FRB 6.625s, 2005                                                 15,750,560
       16,360,000  Gov't. of Mexico disc. notes Ser. C, 6.352s, 2019 (Mexico)                               13,445,875
       11,115,000  Poland (Government of) 144A FRN 6 1/2s, 2024                                             10,614,825
        2,740,000  United Mexican States FRB Ser. D, 6.4531s, 2019                                           2,251,938
                                                                                                        --------------
                   Total Brady Bonds  (cost $43,065,008)                                                    42,063,198

PREFERRED STOCKS  (0.4%)*
NUMBER OF SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
           11,034  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                        1,009,611
           11,500  California Federal Bank Ser. B, $10.625 exch. pfd.                                        1,239,125
            7,500  El Paso Electric Co. $11.40 pfd.(2 double daggers)                                          810,000
           10,736  K-III Communications $11.625 pfd.                                                         1,062,864
            1,519  Time Warner, Inc. 144A Ser. K, $10.25 pfd.                                                1,617,735
                                                                                                        --------------
                   Total Preferred Stocks  (cost $5,797,401)                                                 5,739,335

UNITS  (0.1%)*
NUMBER OF UNITS                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------
               40  Celcaribe S.A. 144A units stepped-coupon zero % (13 1/2s, 3/15/98), 2004++                  436,000
              500  Fitzgerald Gaming Co. units 13s, 2002                                                       380,000
              755  Wireless One Inc. units stepped-coupon zero % (13 1/2s, 8/1/01), 2006++                     398,263
                                                                                                        --------------
                   Total Units  (cost $1,196,997)                                                            1,214,263

CONVERTIBLE BONDS AND NOTES  (0.1%)*
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
       $1,300,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                              789,750
          205,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                              165,794
          130,000  National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                          122,038
                                                                                                        --------------
                   Total Convertible Bonds and Notes  (cost $1,130,375)                                      1,077,582

COMMON STOCKS (cost $1,527,030)(--%)*
NUMBER OF SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
           44,051  PSF Holdings LLC Class A                                                                    748,867

CONVERTIBLE PREFERRED STOCKS (--%)*
NUMBER OF SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
            5,000  Granite Broadcasting $1.938 cv. pfd.                                                        300,000
              505  Paxson Communications Corp. $12.5 pfd.(2 double daggers)                                    482,275
                                                                                                        --------------
                   Total Convertible Preferred Stocks (cost $805,625)                                          782,275

PURCHASED OPTIONS OUTSTANDING
(cost $83,200)(--%)*
NUMBER OF                                                                    EXPIRATION/
CONTRACTS                                                                  STRIKE PRICE                          VALUE
----------------------------------------------------------------------------------------------------------------------
CAD       26,000,000  U.S. Dollars in exchange for Canadian Dollars         November 96/CAD 1.34               166,400

WARRANTS (cost $4,000)(--%)*                                               EXPIRATION
NUMBER OF WARRANTS                                                               DATE                            VALUE
----------------------------------------------------------------------------------------------------------------------
              400  Intermedia Communications 144A                              6/1/01                           20,000


SHORT-TERM INVESTMENTS  (1.2%)*
PRINCIPAL AMOUNT                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------
      $15,000,000  Interest in $500,000,000 joint repurchase agreement dated
                   October 31, 1996 with Lehman Brothers Inc. due November 1, 1996 with respect to various U.S. Treasury obligations -- maturity value
                   of $15,002,304 for an effective yield of 5.53%                                           15,002,304
        3,000,000  Interest in $356,650,000 joint repurchase agreement dated October 31, 1996 with Morgan (J.P.) & Co., Inc. due November 1, 1996 with respect to various
                   U.S. Treasury obligations -- maturity value of $3,000,459 for an effective
                   yield of 5.51%                                                                            3,000,459
                                                                                                        --------------
                   Total Short-Term Investments  (cost $18,002,763)                                         18,002,763

----------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $1,491,817,946)***                                            1,506,377,607
----------------------------------------------------------------------------------------------------------------------

                *  Percentages indicated are based on net assets of $1,530,945,077.

              *** The aggregate identified cost on a tax basis is $1,492,232,708, resulting in gross unrealized appreciation and depreciation of $34,956,745 and $21,578,721, respectively, or net unrealized appreciation of $13,378,024.

                +   Non-income producing security.

               ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

               ##  When-issued securities (See Note 1).

                # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1996.

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   The rate shown on Floating Rate Bonds, (FRB) and
                   Floating Rate Notes(FRN) are the current interest rates shown at October 31, 1996, which are subject to change based on the terms of the security.



Forward Currency Contracts to Buy at October 31, 1996
(aggregate face value $28,141,460)

                                                    Aggregate Face          Delivery        Unrealized
                             Market Value                Value              Date          Appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars             $4,290,251              $4,285,951          12/18/96             $4,300
Canadian Dollars               24,062,603              23,855,509          12/18/96            207,094
------------------------------------------------------------------------------------------------------
                                                                                              $211,394
------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at October 31, 1996
(aggregate face value $46,888,907)
                                 Market             Aggregate Face          Delivery           Unrealized
                                  Value                  Value              Date             Depreciation
---------------------------------------------------------------------------------------------------------
British Pounds                $19,518,075              $19,123,149          12/18/96            $(394,926)
Canadian Dollars                7,948,203                7,744,526          12/18/96             (203,677)
French Francs                  20,147,933               20,021,232          12/18/96             (126,701)
---------------------------------------------------------------------------------------------------------
                                                                                                $(725,304)
---------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at October 31, 1996
                                                    Aggregate Face          Delivery           Unrealized
                             Total Value                 Value              Date             Appreciation
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Long)             $82,942,000               $80,622,896             Dec 96            $2,319,104
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,491,817,946) (Note 1)                                              $1,505,610,732
-----------------------------------------------------------------------------------------------------
Cash                                                                                          647,572
-----------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                  26,456,620
-----------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      3,546,247
-----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                             69,128,629
-----------------------------------------------------------------------------------------------------
Receivable for variation margin                                                               297,638
-----------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                211,394
-----------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            2,265,802
-----------------------------------------------------------------------------------------------------
Total assets                                                                            1,608,164,634

Liabilities
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                           69,056,414
-----------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  2,097,888
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                2,117,893
-----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    693,068
-----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                   6,999
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    7,592
-----------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                        509,751
-----------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                   725,304
-----------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               1,435,446
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        569,202
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          77,219,557
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,530,945,077

Represented by
-----------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $1,507,250,090
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                3,228,618
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                                  4,854,345
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                           15,612,024
-----------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding               $1,530,945,077
-----------------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,037,717,787 divided by 147,842,439 shares)                                                  $7.02
-----------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.02)*                                          $7.37
-----------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($340,774,699 divided by 48,761,940 shares)**                                                   $6.99
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,936,919 divided by 2,709,868 shares)                                                       $6.99
-----------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.99)*                                          $7.22
-----------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y
share ($133,515,672 divided by 19,010,264 shares)                                               $7.02
-----------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended October 31, 1996

Investment income:
-----------------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $148,317)                                         $108,212,397
-----------------------------------------------------------------------------------------------------
Dividends                                                                                     486,617
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   108,699,014
-----------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            8,111,205
-----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              4,072,240
-----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                              39,948
-----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               23,188
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                       2,449,737
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       3,020,633
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                          67,651
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        73,906
-----------------------------------------------------------------------------------------------------
Registration fees                                                                             142,740
-----------------------------------------------------------------------------------------------------
Auditing                                                                                       56,683
-----------------------------------------------------------------------------------------------------
Legal                                                                                          35,289
-----------------------------------------------------------------------------------------------------
Postage                                                                                       456,291
-----------------------------------------------------------------------------------------------------
Other                                                                                          61,225
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             18,610,736
-----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                   (481,748)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               18,128,988
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      90,570,026
-----------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           10,049,088
-----------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                      1,328,159
-----------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                          105,592
-----------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                 4,697,474
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                         734,523
-----------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
and written options during the year                                                       (24,468,203)
-----------------------------------------------------------------------------------------------------
Net loss on investments                                                                    (7,553,367)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $83,016,659
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                       Year ended October 31
                                                                             ---------------------------------
                                                                                    1996                  1995
--------------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                                        $90,570,026           $75,201,308
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions            16,180,313             4,684,416
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                             (23,733,680)           87,210,466
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          83,016,659           167,096,190
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
Net investment income
     Class A                                                                 (64,589,263)          (59,477,655)
--------------------------------------------------------------------------------------------------------------
     Class B                                                                 (17,694,764)          (13,155,239)
--------------------------------------------------------------------------------------------------------------
     Class M                                                                    (870,674)             (154,150)
--------------------------------------------------------------------------------------------------------------
     Class Y                                                                  (8,614,367)           (4,389,552)
--------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                            234,847,259           256,127,530
--------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                 226,094,850           346,047,124
--------------------------------------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------------------------------------
Beginning of year                                                          1,304,850,227           958,803,103
--------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $3,228,618 and $480,823, respectively)                                 $1,530,945,077        $1,304,850,227
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                                     June 16, 1994
                                                                                                     (commencement
                                                                          Year ended               of operations) to
                                                                          October 31                   October 31
-----------------------------------------------------------------------------------------------------------------------
                                                                 1996                  1995                1994
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Class Y
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $7.07                $6.52                $6.72
-----------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                             .47                  .47                  .19
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (.04)                 .57                 (.21)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .43                 1.04                 (.02)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                       (.48)                (.49)                (.16)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 --                   --                   --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                              --                   --                 (.02)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                                             --                   --                   --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.48)                (.49)                (.18)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $7.02                $7.07                $6.52
-----------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                6.31                16.65                (0.35)*
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $133,516             $107,414               $7,517
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                    .92                  .86                  .24*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)         6.76                 7.14                 2.91*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         213.46               169.29               128.82
-----------------------------------------------------------------------------------------------------------------------

See page 33 for notes to Financial Highlights.


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                   December 14, 1994
                                                                                    (commencement
                                                               Year ended          of operations) to
                                                               October 31             October 31      Year ended October 31
---------------------------------------------------------------------------------------------------------------------------
                                                                     1996                 1995                 1996
---------------------------------------------------------------------------------------------------------------------------
                                                                  Class M
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $7.04                $6.50                $7.04
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .44                  .43                  .40
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (.04)                 .54                 (.04)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .40                  .97                  .36
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                           (.45)                (.43)                (.41)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                     --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                 --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.45)                (.43)                (.41)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.99                $7.04                $6.99
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                    5.92                15.43*                5.32
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $18,937               $7,673             $340,775
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                       1.42                 1.19*                1.92
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             6.28                 5.17*                5.76
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             213.46               169.29               213.46
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                                         March 1, 1993
                                                                                                         (commencement
                                                                                                       of operations) to
                                                                                                            October 31
---------------------------------------------------------------------------------------------------------------------------
                                                                     1995                 1994                 1993
---------------------------------------------------------------------------------------------------------------------------
                                                                  Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $6.50                $7.34                $7.19
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .42                  .48                  .28(c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                .55                 (.83)                 .22
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .97                 (.35)                 .50
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                           (.43)                (.38)                (.35)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                     --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                  --                 (.04)                  --
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                 --                 (.07)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.43)                (.49)                (.35)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $7.04                $6.50                $7.34
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                   15.46                (4.98)                7.18*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $260,769             $169,501              $92,832
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                       1.80                 1.59                 1.03*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             6.14                 6.40                 4.37*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             169.29               128.82               129.95
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                 Year ended October 31
----------------------------------------------------------------------------------------------------------------------------
                                                                      1996                 1995                 1994
----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Class A
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $7.07                $6.53                $7.36
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .45                  .47                  .54
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                (.04)                 .55                 (.84)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .41                 1.02                 (.30)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                            (.46)                (.48)                (.41)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                      --                   --                   --
----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                   --                   --                 (.04)
----------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --                   --                 (.08)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.46)                (.48)                (.53)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $7.02                $7.07                $6.53
----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                     6.08                16.23                (4.16)
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $1,037,718             $928,995             $781,784
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                        1.17                 1.05                  .83
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)              6.50                 6.91                 7.10
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              213.46               169.29               128.82
----------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                      Year ended October 31
----------------------------------------------------------------------------------------------------
                                                                   1993                 1992
----------------------------------------------------------------------------------------------------
                                                                            Class A
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $6.97                $6.80
----------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------
Net investment income                                               .56                  .60
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              .40                  .18
----------------------------------------------------------------------------------------------------
Total from investment operations                                    .96                  .78
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net investment income                                         (.56)                (.61)
----------------------------------------------------------------------------------------------------
In excess of net investment income                                 (.01)                  --
----------------------------------------------------------------------------------------------------
From net realized gain on investments                                --                   --
----------------------------------------------------------------------------------------------------
From return of capital                                               --                   --
----------------------------------------------------------------------------------------------------
Total distributions                                                (.57)                (.61)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $7.36                $6.97
----------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                 14.36                11.86
----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                       $814,289             $633,135
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                      .77                  .97
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)           7.71                 8.62
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           129.95               146.66
----------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund primarily invests in a portfolio of debt securities, both government and corporate obligations, preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares, but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of market discount, paydown gains and losses on mortgage backed securities, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, realized and unrealized gains and losses on certain futures contracts and bond premium. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $3,946,837 to increase undistributed net investment income and $2,394,858 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $1,551,979. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, and 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $481,748 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,260 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $406,388 and $13,212 from the sale of class A and class M shares, respectively and received $633,545 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $8,423 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,248,498,660 and $1,061,351,210, respectively. Purchases and sales of U.S. government obligations aggregated $1,935,876,135 and $1,901,123,664, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                           Contract        Premiums
                           Amounts         Received
----------------------------------------------------
Written options
outstanding at
beginning of year        $ 9,440,000         $40,592
----------------------------------------------------
Options opened            20,000,000          65,000
----------------------------------------------------
Options expired           (9,440,000)        (40,592)
----------------------------------------------------
Options closed           (20,000,000)        (65,000)
----------------------------------------------------
Written options
outstanding at
end of year              $        --         $    --
----------------------------------------------------

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Year ended
                           October 31, 1996
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold             51,499,246     $ 358,192,745
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            6,891,807        47,867,344
----------------------------------------------------
                        58,391,053       406,060,089

Shares
repurchased            (41,990,050)     (291,589,053)
----------------------------------------------------
Net increase            16,401,003     $ 114,471,036
----------------------------------------------------

                              Year ended
                           October 31, 1995
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold             39,283,827     $ 266,565,707
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            5,503,114        37,189,815
----------------------------------------------------
                        44,786,941       303,755,522

Shares
repurchased            (33,147,718)     (224,093,082)
----------------------------------------------------
Net increase            11,639,223     $  79,662,440
----------------------------------------------------

                             Year ended
                          October 31, 1996
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold             26,294,130      $182,625,950
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            1,699,732        11,736,562
----------------------------------------------------
                        27,993,862       194,362,512

Shares
repurchased            (16,265,239)     (112,753,976)
----------------------------------------------------
Net increase            11,728,623       $81,608,536
----------------------------------------------------

                             Year ended
                          October 31, 1995
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold             16,956,756      $114,910,859
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            1,224,911         8,266,102
----------------------------------------------------
                        18,181,667       123,176,961

Shares
repurchased             (7,208,649)      (48,605,023)
----------------------------------------------------
Net increase            10,973,018       $74,571,938
----------------------------------------------------

                             Year ended
                          October 31, 1996
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold              2,331,089       $16,185,461
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              104,715           721,051
----------------------------------------------------
                         2,435,804        16,906,512

Shares
repurchased               (816,055)       (5,631,015)
----------------------------------------------------
Net increase             1,619,749       $11,275,497
----------------------------------------------------

                             December 14, 1995
                              (commencement
                               of operations)
                            to October 31, 1995
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold             1,145,112         $7,921,807
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              18,171            125,903
----------------------------------------------------
                        1,163,283          8,047,710

Shares
repurchased               (73,164)          (509,587)
----------------------------------------------------
Net increase            1,090,119         $7,538,123
----------------------------------------------------

                                Year ended
                              October 31, 1996
----------------------------------------------------
Class Y                   Shares              Amount
----------------------------------------------------
Shares sold             9,748,399        $68,812,178
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           1,242,297          8,614,367
----------------------------------------------------
                       10,990,696         77,426,545

Shares
repurchased            (7,183,980)       (49,934,355)
----------------------------------------------------
Net increase            3,806,716        $27,492,190
----------------------------------------------------

                                 Year ended
                               October 31, 1995
----------------------------------------------------
Class Y                   Shares              Amount
----------------------------------------------------
Shares sold            16,554,420       $111,509,264
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             637,485          4,389,491
----------------------------------------------------
                       17,191,905        115,898,755

Shares
repurchased            (3,140,797)       (21,543,726)
----------------------------------------------------
Net increase           14,051,108        $94,355,029
----------------------------------------------------

Federal tax information
(Unaudited)

The Fund has designated 0.51% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of July 31, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on July 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                     Votes
                               Votes for            withheld
Jameson Adkins Baxter         115,346,645          3,620,785
Hans H. Estin                 115,322,407          3,645,023
John A. Hill                  115,348,297          3,619,133
R.J. Jackson                  115,354,860          3,612,570
Elizabeth T. Kennan           115,258,047          3,709,383
Lawrence J. Lasser            115,327,924          3,639,506
Robert E. Patterson           115,364,913          3,602,517
Donald S. Perkins             115,286,162          3,681,268
William F. Pounds             115,338,883          3,628,547
George Putnam                 115,342,581           3,624,849
George Putnam, III            115,332,941           3,634,489
Eli Shapiro                   115,179,503           3,787,927
A.J.C. Smith                  115,343,122           3,624,308
W. Nicholas Thorndike         115,313,249           3,654,181

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 114,320,282 votes for, and 855,535 votes against, with 3,791,613 abstentions.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
103,841,655 votes for, and 6,225,628 votes against, with 8,900,147 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 101,609,637 votes for, and 8,046,538 votes against, with 9,311,255 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
99,429,840 votes for, and 9,808,172 votes against, with 9,729,418 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
99,087,879 votes for, and 9,535,490 votes against, with 10,344,061 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
103,047,903 votes for, and 6,556,169 votes against, with 9,363,358 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 97,007,354 votes for, and 12,507,416 votes against, with 9,452,660 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to underwriting was approved as follows: 101,706,601 votes for, and 7,282,285 votes against, with 9,978,544 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years was approved as follows: 98,605,585 votes for, and 11,050,804 votes against, with 9,311,041 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 100,974,692 votes for, and 8,455,628 votes against, with 9,537,110 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 97,278,145 votes for, and 11,865,939 votes against, with 9,823,346 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 97,949,540 votes for, and 11,175,462 votes against, with 9,842,428 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 97,508,097 votes for, and 11,734,786 votes against, with 9,724,547 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restrictions with respect to investments in illiquid securities was approved as follows: 97,418,587 votes for, and 11,618,088 votes against, with 9,930,755 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan J. Bankart
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29202-004/312/510             12/96


PUTNAM INVESTMENTS                                                   [LOGO]
--------------------------------------------------------------------------
Putnam Income Fund
Supplement to Annual Report dated October 31, 1996

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
--------------------------------------------------------------------------
Total return:                             NAV

One year ended 10/31/96                  6.31%
Life of class (since 6/16/94)           23.57
Annual average                           9.30
--------------------------------------------------------------------------
Share value:                              NAV

10/31/96                                $7.02
10/31/95                                 7.07
--------------------------------------------------------------------------
Distributions:        No.     Income      Capital gains      Total
                      12      $0.475              $0.00     $0.475
--------------------------------------------------------------------------
Current return
(end of period)                Total

Current dividend rate1          6.50%
Current 30-day SEC yield2       6.53

1Income portion of most recent distribution, annualized and divided by NAV at end of period.
2Based only  on investment income, calculated using SEC guidelines.

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.